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EXHIBIT 10.19

         THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY, AN EXEMPTION FROM REGISTRATION UNDER ALL SUCH LAWS IS AVAILABLE.

               Warrant for the Purchase of Shares of Common Stock

No.  W1                                                         250,000  Shares

         THIS CERTIFIES THAT, for value received, Deborah Fensterheim, ("Holder"), is entitled to subscribe for and purchase from Ultimate Sports Entertainment, Inc. a Delaware corporation (the "Company"), at any time on and prior to the Expiration Date, as defined below, two hundred and fifty thousand fully paid and nonassessable shares (the "Shares") of the Company's Common Stock, $.001 par value per share (the "Common Stock"), at a price of two dollars - 00/100 ($2.00) per Share (the "Exercise Price"), subject to the terms and conditions set forth herein. The term "Holder", as used herein, shall include the original Holder and any person to whom this Warrant is transferred in conformity with the terms hereof, and the term "Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued in consequence of the exercise or transfer of this Warrant, in whole or in part.

         1. The Expiration Date of this Warrant shall be October 31, 2004, subject to extension as provided in Section 8(c) below.

         2. This Warrant may be exercised at any time prior to or on the Expiration Date (the "Exercise Period") as to the whole or any lesser number of whole Shares by the surrender of this Warrant (with the Form of Election at the end hereof duly executed) to the Company at its offices located at 2444 Wilshire Boulevard, Santa Monica, California 90403, or such other place designated by the Company in writing delivered to the Holder, accompanied by a certified or bank cashier's check payable to the order of the Company in an amount equal to the Exercise Price multiplied by the number of Shares covered by such exercise (the "Shares Purchase Price"). Upon any exercise of this Warrant, in whole or in part, the holder hereof may pay the Shares Purchase Price with respect to the shares of Common Stock for which this Warrant is then being exercised (collectively, the "Exercise Shares") by surrendering its rights to a number of Exercise Shares having a fair market value equal to or greater than the required aggregate Exercise Price, in which case the holder hereof would receive the number of Exercise Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares.

         3. Exercise of this Warrant shall be effective as of the close of the business day on which the Company has received the last of (a) this Warrant, (b) a duly executed Election to Purchase, and (c) the Shares Purchase Price. Upon each exercise of this Warrant, the Holder shall be deemed to be the holder of record of the Shares issuable upon such exercise. As soon as

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practicable after each such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Shares issuable upon such exercise as set forth in Election to Purchase and, if this Warrant should be exercised in part only, the Company shall execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Shares subject to purchase hereunder. The issue of any stock or other certificate upon the exercise of this Warrant shall be made without charge to the Holder for any tax in respect of the issue of such certificate.

         4. The Company shall be entitled to treat the Holder as the owner in fact of this Warrant for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person. Subject to the provisions of Section 8 below, this Warrant shall be transferable on the books of the Company upon delivery hereof with the form of Assignment at the end hereof duly completed by the Holder or by his duly authorized attorney or representative.

         5. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of this Warrant, such number of Shares as shall, from time to time, be sufficient therefor.

         6. The Exercise Price shall be subject to adjustment from time to time as follows:

            a. If the Company shall (i) declare a dividend or make a distribution on outstanding shares of its Common Stock in shares of Common Stock, (ii) subdivide or reclassify the outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify the outstanding shares of Common Stock into a lesser number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price then in effect by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such action, and of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

            b. If during the Exercise Period the Company issues or sells any shares of Common Stock, or grants any options or rights to subscribe for or to purchase shares of Common Stock, or issues or sells any securities convertible into or exchangeable for shares of Common Stock, for a consideration per share of Common Stock less than the Exercise Price in effect immediately prior to the time of such issuance, sale or grant, the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect immediately prior to such issuance by a fraction, the numerator of which is A + (B / C) and the denominator of which is A + D, wherein: "A" shall be the number of Outstanding Shares (as defined below) immediately prior to the subject issuance; "B" shall be the consideration for the shares, options, warrants, rights or convertible or exchangeable securities then being issued or other securities then being issued; "C" shall be the Exercise Price in effect immediately prior to the subject issuance; and "D" shall be the number of shares then being issued or issuable upon the exercise of such options,

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warrants, rights or convertible or exchangeable securities. The term
"Outstanding Shares" shall mean the number of shares of Common Stock outstanding immediately prior to the issuance of securities in respect of which the adjustment is to be made, plus the number of shares of Common Stock issuable upon the exercise of any outstanding rights to subscribe for or to purchase, or the exercise of any other options or warrants for the purchase of, any shares of Common Stock, or the conversion or exchange of any securities, convertible into or exchangeable for shares of Common Stock.

            c. If the Company grants any rights to subscribe for or to purchase or any options or warrants for the purchase of shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock, the adjustment provided for in this Section shall be made at the time of the issuance of such securities, and the consideration received by the Company for the shares of Common Stock issuable upon the exercise, conversion or exchange thereof, for purposes of determining the consideration received by the Company, shall include (i) any consideration received by the Company upon the issuance of such securities, and (ii) any consideration to be received at the time of issuance of shares of Common Stock, without deduction of any expenses incurred, paid or allowed by the Company in connection therewith. If any such rights, options, warrants or convertible or exchangeable securities shall be issued for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value thereof.

            d. Upon any change or adjustment in the aggregate consideration to be received per share of Common Stock upon the exercise or conversion of any outstanding rights, options, warrants or other securities, or upon the expiration of the Company's obligation to issue Common Stock upon the exercise, conversion or exchange of any such securities, the Exercise Price shall be recomputed by: (i) first, multiplying the Exercise Price in effect at the time of such event by the reciprocal of the fraction, if any, used to adjust the Exercise Price at the time of the most recent prior adjustment of the Exercise Price in respect of such securities, and (ii) second (in the case of a change or adjustment only) by the figure thus obtained in the manner provided in paragraph (b) of this Section 6, treating such change or adjustment as a new issuance of such securities.

            e. Whenever the Exercise Price is adjusted pursuant to this
Section 6, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the initial Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            f. All calculations under this Section 6 shall be made to the nearest one-hundredth of a cent and to the nearest whole Share.

         7. a. In case of any consolidation with or merger of the Company with or into another corporation (other than a merger of consolidation in which the Company is the continuing or surviving corporation), or in case of any sale, lease or conveyance to other corporation of the property of the Company as an entirety or substantially as an entirety, appropriate provisions shall

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be made so that the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such consolidation, merger, sale, lease or conveyance by a holder of the number of Shares of Common Stock for which this Warrant might have been exercised immediately prior to such consolidation, merger, consolidation, sale, lease or conveyance subject to subsequent adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6 hereof.

            b. In case of any reclassification or change in the Shares of Common Stock issuable upon exercise of this Warrant, the Holder shall have the right thereafter to receive upon exercise of this Warrant solely the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable by the holder of the number of Shares for which this Warrant might have been exercised immediately prior to such reclassification or change subject to subsequent adjustments which shall be as nearly equivalent as practicable to the adjustments in Section 6.

            c. The above provisions of this Section 7 shall similarly apply to successive reclassification and changes in Shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

         8. a. Unless registered under the Securities Act of 1933, this Warrant and Shares or other securities issued upon exercise of this Warrant shall not be transferred by the Holder unless, in the opinion or counsel reasonably satisfactory to the Company, an exemption from registration under applicable securities laws is applicable to such transfer. This Warrant and Shares and other securities issued upon the exercise of this Warrant shall be subject to a stop-transfer order and the certificate or certificates evidencing any such securities shall bear such legend as the Company may deem necessary or advisable to evidence this restriction.

            b. If the Company shall seek to register any securities of the Company under the Securities Act of 1933 (except in connection with any stock option plan, stock purchase plan, savings or similar plan or an acquisition, merger or exchange of stock, to be registered on Forms S-4, S-8 or any successor forms under the Securities Act) and if the form of registration statement proposed may be used for the registration of Shares or other securities then issuable upon the exercise of this Warrant (hereinafter referred to, collectively, as "Registrable Securities"), the Company shall furnish the Holder with at least 30 days prior written notice thereof. At the written request of a Holder given within 20 days after the receipt of such notice, the Company will use its best efforts to cause all of the Registrable Securities for which registration shall have been requested to be included in such registration statement. If the proposed registration is, in whole or in part, an underwritten public offering of securities of the Company, and the managing underwriter of that Offering determines and advises in writing that the inclusion of Registrable Securities proposed to be included in the underwritten public offering would interfere with the successful marketing (including pricing) of the Offering, then the amount of Registrable Securities to be included in such Registration underwritten public offering shall be reduced pro rata among all persons requesting registration of Registrable Securities to a level acceptable to such underwriter, which may be zero.

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            c. If, prior to December 31, 2000, the Company has not processed to effectiveness a registration statement under the Securities Act of 1933 covering all Registrable Securities issuable to the Holder upon exercise of this Warrant and kept such registration current and effective for a period of at least 120 consecutive days, then the Holder shall have the right, upon written notice to the Company, and on one occasion only, to have the Company prepare, file and process to effectiveness a registration statement under the Securities Act covering the Registrable Securities, and keep that registration statement current and effective for at least 120 consecutive days so as to permit the continuous sale of Registrable Securities by the Holder pursuant thereto. If, for any reason, the Company is unable to or fails to file and process to effectiveness a registration statement and to maintain the effectiveness of a registration statement as contemplated herein, the Expiration Date and Expiration Period shall be extended until a date which is thirty (30) days after the Company has maintained a registration statement in effect with respect to Registrable Securities in conformity with this paragraph.

            d. All expenses of the registration of Registrable Securities pursuant to this Section 8 shall be borne by the Company, except that Holder shall bear the cost of any legal or other expenses contracted for by the Holder, as well as any sales commissions or discounts earned by the underwriter in respect of the sale of Registrable Securities in any underwritten offering.

         9. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and upon surrender and cancellation of any Warrant if mutilated, and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor and denomination.

         10. The Holder of any Warrant shall not have, solely on account of such status, any rights of a shareholder of the Company, either at law or in equity, or to any notice of meetings of shareholders or of any other proceedings of the Company.

         11. This Warrant shall be governed by and construed in accordance with the laws of the State of incorporation of the Company.

         12. The Company warrants the due authorization, execution and delivery of this Warrant this 9th day of November, 1999.


(SEAL)                                 Ultimate Sports Entertainment, Inc.

                                       By: /s/ Frederick R. Licht
                                                 President

ATTEST:

By: /s/ Frederick R. Licht
         Secretary


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                              ELECTION TO PURCHASE

The undersigned Holder hereby irrevocable elects to exercise the within Warrant to purchase ( )* Shares of Common Stock issuable upon the exercise thereof and requests that certificates for such Shares be issued in his/her/its name and delivered to him/her/it at the following address:

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Date:
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                                 Signature(s)**

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                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers the within Warrant to the extent of (_________)* Shares purchasable upon exercise thereof to ______________________________, whose address is _____________________________________And hereby irrevocable constitute and appoint ______________________________ his/her/its Attorney to transfer said Warrant on the book of the Company, with full power of substitution.

Date:
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                                 Signature(s)**

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*   If the Warrant is to be exercised or transferred in its entirety, insert the word "All" before "Shares"; otherwise insert the number of shares then purchasable on the exercise thereof as to which transferred or exercised. If such Warrants shall not be transferred or exercised to purchase all shares purchasable upon exercise thereof, that a new Warrant to purchase the balance of such shares be issued in the name of, and delivered to, the Holder at the address stated below.

** Signature(s) must confirm exactly to the name(s) of the Holder as set forth on the first page of this Warrant.